Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)
First Quarter 2017

__________

(1)
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Quarterly Report on Form 10-Q for the period ended March 31, 2017 once it is filed with the Securities and Exchange Commission.

(2)
This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2017 Q1 vs.
(Dollars in millions, except per share data and as noted)	2017	2016	2016	2016	2016	2016	2016
	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Income Statement
Net interest income	$5,474	$5,447	$5,277	$5,093	$5,056	—	8%
Non-interest income	1,061	1,119	1,184	1,161	1,164	(5)%	(9)
Total net revenue(1)	6,535	6,566	6,461	6,254	6,220	—	5
Provision for credit losses	1,992	1,752	1,588	1,592	1,527	14	30
Non-interest expense:
Marketing	396	575	393	415	428	(31)	(7)
Amortization of intangibles	62	101	89	95	101	(39)	(39)
Operating expenses	2,976	3,003	2,879	2,785	2,694	(1)	10
Total non-interest expense	3,434	3,679	3,361	3,295	3,223	(7)	7
Income from continuing operations before income taxes	1,109	1,135	1,512	1,367	1,470	(2)	(25)
Income tax provision	314	342	496	424	452	(8)	(31)
Income from continuing operations, net of tax	795	793	1,016	943	1,018	—	(22)
Income (loss) from discontinued operations, net of tax(2)	15	(2)	(11)	(1)	(5)	**	**
Net income	810	791	1,005	942	1,013	2	(20)
Dividends and undistributed earnings allocated to participating securities(3)	(5)	(6)	(6)	(6)	(6)	(17)	(17)
Preferred stock dividends	(53)	(75)	(37)	(65)	(37)	(29)	43
Net income available to common stockholders	$752	$710	$962	$871	$970	6	(22)
Common Share Statistics
Basic earnings per common share:(3)
Net income from continuing operations	$1.53	$1.47	$1.94	$1.70	$1.86	4%	(18)%
Income (loss) from discontinued operations	0.03	—	(0.02)	—	(0.01)	**	**
Net income per basic common share	$1.56	$1.47	$1.92	$1.70	$1.85	6	(16)
Diluted earnings per common share:(3)
Net income from continuing operations	$1.51	$1.45	$1.92	$1.69	$1.85	4	(18)
Income (loss) from discontinued operations	0.03	—	(0.02)	—	(0.01)	**	**
Net income per diluted common share	$1.54	$1.45	$1.90	$1.69	$1.84	6	(16)
Weighted-average common shares outstanding (in millions):
Basic	482.3	483.5	501.1	511.7	523.5	—	(8)
Diluted	487.9	489.2	505.9	516.5	528.0	—	(8)
Common shares outstanding (period-end, in millions)	482.8	480.2	489.2	505.9	514.5	1	(6)
Dividends paid per common share	$0.40	$0.40	$0.40	$0.40	$0.40	—	—
Tangible book value per common share (period-end)(4)	58.66	57.76	59.00	57.84	55.94	2	5

						2017 Q1 vs.
(Dollars in millions)	2017	2016	2016	2016	2016	2016	2016
	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Balance Sheet (Period-End)
Loans held for investment(5)	$240,588	$245,586	$238,019	$234,603	$227,613	(2)%	6%
Interest-earning assets	316,712	321,807	313,431	307,163	298,348	(2)	6
Total assets	348,549	357,033	345,061	339,117	330,346	(2)	6
Interest-bearing deposits	214,818	211,266	200,416	195,635	196,597	2	9
Total deposits	241,182	236,768	225,981	221,059	221,779	2	9
Borrowings	48,439	60,460	59,820	59,181	50,497	(20)	(4)
Common equity	43,680	43,154	44,336	44,813	44,411	1	(2)
Total stockholders’ equity	48,040	47,514	48,213	48,108	47,707	1	1
Balance Sheet (Average Balances)
Loans held for investment(5)	$241,505	$240,027	$235,843	$230,379	$226,736	1%	7%
Interest-earning assets	318,358	317,853	310,987	302,764	299,456	—	6
Total assets	351,641	350,225	343,153	334,479	331,919	—	6
Interest-bearing deposits	212,973	206,464	196,913	195,641	194,125	3	10
Total deposits	238,550	232,204	222,251	221,146	219,180	3	9
Borrowings	53,357	58,624	60,708	54,359	53,761	(9)	(1)
Common equity	43,833	43,921	45,314	45,640	45,782	—	(4)
Total stockholders’ equity	48,193	47,972	49,033	48,934	49,078	—	(2)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2017 Q1 vs.
(Dollars in millions, except as noted)	2017	2016	2016	2016	2016	2016		2016
	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Performance Metrics
Net interest income growth (period over period)	—	3%	4%	1%	2%	**		**
Non-interest income growth (period over period)	(5)%	(5)	2	—	(6)	**		**
Total net revenue growth (period over period)	—	2	3	1	—	**		**
Total net revenue margin(6)	8.21	8.26	8.31	8.26	8.31	(5	)bps	(10	)bps
Net interest margin(7)	6.88	6.85	6.79	6.73	6.75	3		13
Return on average assets	0.90	0.91	1.18	1.13	1.23	(1)		(33)
Return on average tangible assets(8)	0.95	0.95	1.24	1.18	1.29	—		(34)
Return on average common equity(9)	6.73	6.48	8.59	7.64	8.52	25		(179)
Return on average tangible common equity(10)	10.37	10.00	13.06	11.61	12.94	37		(257)
Non-interest expense as a percentage of average loans held for investment	5.69	6.13	5.70	5.72	5.69	(44)		—
Efficiency ratio(11)	52.55	56.03	52.02	52.69	51.82	(348)		73
Effective income tax rate for continuing operations	28.3	30.1	32.8	31.0	30.7	(180)		(240)
Employees (in thousands), period-end	48.4	47.3	46.5	46.1	45.8	2%		6%
Credit Quality Metrics
Allowance for loan and lease losses	$6,984	$6,503	$6,258	$5,881	$5,416	7%		29%
Allowance as a percentage of loans held for investment	2.90%	2.65%	2.63%	2.51%	2.38%	25	bps	52	bps
Net charge-offs	$1,510	$1,489	$1,240	$1,155	$1,178	1%		28%
Net charge-off rate(12)	2.50%	2.48%	2.10%	2.01%	2.08%	2	bps	42	bps
30+ day performing delinquency rate	2.61	2.93	2.71	2.47	2.33	(32)		28
30+ day delinquency rate	2.92	3.27	3.04	2.79	2.64	(35)		28
Capital Ratios(13)
Common equity Tier 1 capital	10.4%	10.1%	10.6%	10.9%	11.1%	30	bps	(70	)bps
Tier 1 capital	12.0	11.6	12.0	12.2	12.4	40		(40)
Total capital	14.7	14.3	14.7	14.4	14.6	40		10
Tier 1 leverage	9.9	9.9	10.1	10.2	10.2	—		(30)
Tangible common equity (“TCE”)(14)	8.5	8.1	8.8	9.0	9.1	40		(60)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

	Three Months Ended			2017 Q1 vs.
	2017	2016	2016	2016	2016
(Dollars in millions, except per share data and as noted)	Q1	Q4	Q1	Q4	Q1
Interest income:
Loans, including loans held for sale	$5,626	$5,587	$5,085	1%	11%
Investment securities	416	393	415	6	—
Other	28	29	17	(3)	65
Total interest income	6,070	6,009	5,517	1	10
Interest expense:
Deposits	353	332	283	6	25
Securitized debt obligations	69	65	48	6	44
Senior and subordinated notes	149	138	106	8	41
Other borrowings	25	27	24	(7)	4
Total interest expense	596	562	461	6	29
Net interest income	5,474	5,447	5,056	—	8
Provision for credit losses	1,992	1,752	1,527	14	30
Net interest income after provision for credit losses	3,482	3,695	3,529	(6)	(1)
Non-interest income:(15)(16)
Service charges and other customer-related fees	371	412	423	(10)	(12)
Interchange fees, net	570	624	604	(9)	(6)
Net securities gains (losses)	—	(4)	(8)	**	**
Other	120	87	145	38	(17)
Total non-interest income	1,061	1,119	1,164	(5)	(9)
Non-interest expense:(15)(16)
Salaries and associate benefits	1,471	1,336	1,270	10	16
Occupancy and equipment	471	522	458	(10)	3
Marketing	396	575	428	(31)	(7)
Professional services	247	312	241	(21)	2
Communications and data processing	288	297	280	(3)	3
Amortization of intangibles	62	101	101	(39)	(39)
Other	499	536	445	(7)	12
Total non-interest expense	3,434	3,679	3,223	(7)	7
Income from continuing operations before income taxes	1,109	1,135	1,470	(2)	(25)
Income tax provision	314	342	452	(8)	(31)
Income from continuing operations, net of tax	795	793	1,018	—	(22)
Income (loss) from discontinued operations, net of tax(2)	15	(2)	(5)	**	**
Net income	810	791	1,013	2	(20)
Dividends and undistributed earnings allocated to participating securities(3)	(5)	(6)	(6)	(17)	(17)
Preferred stock dividends	(53)	(75)	(37)	(29)	43
Net income available to common stockholders	$752	$710	$970	6	(22)

	Three Months Ended			2017 Q1 vs.
	2017	2016	2016	2016	2016
(Dollars in millions, except per share data and as noted)	Q1	Q4	Q1	Q4	Q1
Basic earnings per common share:(3)
Net income from continuing operations	$1.53	$1.47	$1.86	4%	(18)%
Income (loss) from discontinued operations	0.03	—	(0.01)	**	**
Net income per basic common share	$1.56	$1.47	$1.85	6	(16)
Diluted earnings per common share:(3)
Net income from continuing operations	$1.51	$1.45	$1.85	4	(18)
Income (loss) from discontinued operations	0.03	—	(0.01)	**	**
Net income per diluted common share	$1.54	$1.45	$1.84	6	(16)
Weighted-average common shares outstanding (in millions):
Basic common shares	482.3	483.5	523.5	—	(8)
Diluted common shares	487.9	489.2	528.0	—	(8)
Dividends paid per common share	$0.40	$0.40	$0.40	—	—

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2017 Q1 vs.
	2017	2016	2016	2016	2016	2016	2016
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Assets:
Cash and cash equivalents:
Cash and due from banks	$3,489	$4,185	$3,350	$3,253	$3,241	(17)%	8%
Interest-bearing deposits and other short-term investments	5,826	5,791	5,744	3,896	1,994	1	192
Total cash and cash equivalents	9,315	9,976	9,094	7,149	5,235	(7)	78
Restricted cash for securitization investors	486	2,517	287	265	960	(81)	(49)
Securities available for sale, at fair value	41,260	40,737	41,511	39,960	40,092	1	3
Securities held to maturity, at carrying value	26,170	25,712	25,019	25,120	25,080	2	4
Loans held for investment:(5)
Unsecuritized loans held for investment	211,038	213,824	206,763	202,778	195,705	(1)	8
Loans held in consolidated trusts	29,550	31,762	31,256	31,825	31,908	(7)	(7)
Total loans held for investment	240,588	245,586	238,019	234,603	227,613	(2)	6
Allowance for loan and lease losses	(6,984)	(6,503)	(6,258)	(5,881)	(5,416)	7	29
Net loans held for investment	233,604	239,083	231,761	228,722	222,197	(2)	5
Loans held for sale, at lower of cost or fair value	735	1,043	994	1,220	1,251	(30)	(41)
Premises and equipment, net	3,727	3,675	3,561	3,556	3,542	1	5
Interest receivable	1,368	1,351	1,251	1,236	1,221	1	12
Goodwill	14,521	14,519	14,493	14,495	14,492	—	—
Other assets	17,363	18,420	17,090	17,394	16,276	(6)	7
Total assets	$348,549	$357,033	$345,061	$339,117	$330,346	(2)	6

						2017 Q1 vs.
	2017	2016	2016	2016	2016	2016	2016
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Liabilities:
Interest payable	$260	$327	$237	$301	$217	(20)%	20%
Deposits:
Non-interest-bearing deposits	26,364	25,502	25,565	25,424	25,182	3	5
Interest-bearing deposits	214,818	211,266	200,416	195,635	196,597	2	9
Total deposits	241,182	236,768	225,981	221,059	221,779	2	9
Securitized debt obligations	18,528	18,826	18,411	16,130	14,913	(2)	24
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	1,046	992	1,079	999	917	5	14
Senior and subordinated notes	26,405	23,431	24,001	21,872	21,736	13	21
Other borrowings	2,460	17,211	16,329	20,180	12,931	(86)	(81)
Total other debt	29,911	41,634	41,409	43,051	35,584	(28)	(16)
Other liabilities	10,628	11,964	10,810	10,468	10,146	(11)	5
Total liabilities	300,509	309,519	296,848	291,009	282,639	(3)	6

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	31,326	31,157	30,439	29,786	29,709	1	5
Retained earnings	30,326	29,766	29,245	28,479	27,808	2	9
Accumulated other comprehensive income (loss)	(934)	(949)	121	241	(41)	(2)	**
Treasury stock, at cost	(12,685)	(12,467)	(11,599)	(10,405)	(9,776)	2	30
Total stockholders’ equity	48,040	47,514	48,213	48,108	47,707	1	1
Total liabilities and stockholders’ equity	$348,549	$357,033	$345,061	$339,117	$330,346	(2)	6

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)
Total net revenue was reduced by $321 million in both Q1 2017 and Q4 2016, $289 million in Q3 2016, $244 million in Q2 2016 and $228 million in Q1 2016 for the estimated uncollectible amount of billed finance charges and fees and related losses.

(2)	The provision (benefit) for mortgage representation and warranty losses included the following activity:

	2017	2016	2016	2016	2016
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1
Provision (benefit) for mortgage representation and warranty losses before income taxes:
Recorded in continuing operations	$(25)	$—	$—	$(1)	$(1)
Recorded in discontinued operations	(67)	(2)	18	2	3
Total provision (benefit) for mortgage representation and warranty losses before income taxes	$(92)	$(2)	$18	$1	$2
The mortgage representation and warranty reserve was $516 million as of March 31, 2017, $630 million as of December 31, 2016, $632 million as of September 30, 2016, $614 million as of June 30, 2016 and $613 million as of March 31, 2016.

(3)
Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(4)
Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(5)
Included in loans held for investment are purchased credit-impaired loans (“PCI loans”) recorded at fair value at acquisition and subsequently accounted for based on estimated cash flows expected to be collected over the life of the loans (under the accounting standard formerly known as “SOP 03-3,” or Accounting Standards Codification 310-30). These include certain of our consumer and commercial loans that were acquired through business combinations. The table below presents amounts related to PCI loans:

	2017	2016	2016	2016	2016
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1
PCI loans:
Period-end unpaid principal balance	$14,838	$15,896	$17,011	$18,256	$19,492
Period-end loans held for investment	14,102	15,071	16,149	17,358	18,568
Average loans held for investment	14,433	15,443	16,529	17,783	18,894

(6)	Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.

(7)	Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.

(8)
Return on average tangible assets is a non-GAAP measure calculated based on annualized income from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(9)
Return on average common equity is calculated based on annualized (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average common equity for the period. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.

(10)
Return on average tangible common equity (“ROTCE”) is a non-GAAP measure calculated based on annualized (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average tangible common equity for the period. Our calculation of ROTCE may not be comparable to similarly-titled measures reported by other companies. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(11)
Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(12)	Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.

(13)
Capital ratios as of the end of Q1 2017 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.

(14)
TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(15)
We made certain Non-interest income and Non-interest expense reclassifications in Q4 2016. The changes were primarily related to a reclassification of certain consumer and commercial banking income from Other to Service charges and other customer-related fees within Non-interest income, and a reclassification of certain system processing costs from Professional services to Communications and data processing within Non-interest expense. We have also consolidated the Non-interest income presentation of Other-than-temporary impairment (“OTTI”) with net realized gains or losses from investment securities into a new Net securities gains (losses) line. These reclassifications were made to better reflect the nature of income earned and expenses incurred. All prior period amounts presented have been reclassified to conform to the current period presentation.

(16)
The primary net effects of the reclassifications discussed in footnote 15 above for Q1 2016 compared to previously reported results were (i) an increase to Service charges and other customer-related fees of $19 million; (ii) a decrease to Other non-interest income of $27 million; and (iii) an increase to Communications and data processing expense of $37 million, with a corresponding decrease to Professional services.

**	Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2017 Q1			2016 Q4			2016 Q1
	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)
(Dollars in millions except as noted)
Interest-earning assets:
Loans, including loans held for sale	$242,249	$5,626	9.29%	$241,110	$5,587	9.27%	$227,573	$5,085	8.94%
Investment securities	68,418	416	2.43	67,827	393	2.32	65,156	415	2.55
Cash equivalents and other	7,691	28	1.46	8,916	29	1.30	6,727	17	1.01
Total interest-earning assets	$318,358	$6,070	7.63	$317,853	$6,009	7.56	$299,456	$5,517	7.37
Interest-bearing liabilities:
Interest-bearing deposits	$212,973	$353	0.66	$206,464	$332	0.64	$194,125	$283	0.58
Securitized debt obligations	17,176	69	1.61	18,300	65	1.42	15,361	48	1.25
Senior and subordinated notes	24,804	149	2.40	23,605	138	2.34	21,993	106	1.93
Other borrowings and liabilities	12,356	25	0.81	17,654	27	0.61	17,176	24	0.56
Total interest-bearing liabilities	$267,309	$596	0.89	$266,023	$562	0.85	$248,655	$461	0.74
Net interest income/spread		$5,474	6.74		$5,447	6.71		$5,056	6.63
Impact of non-interest-bearing funding			0.14			0.14			0.12
Net interest margin			6.88%			6.85%			6.75%
__________

(1)	Interest income and interest expense and the calculation of average yields on interest-earning assets and average rates on interest-bearing liabilities include the impact of hedge accounting.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2017 Q1 vs.
(Dollars in millions except as noted)	2017 Q1	2016 Q4	2016 Q3	2016 Q2	2016 Q1	2016 Q4	2016 Q1
Loans Held For Investment (Period-End)
Credit card:
Domestic credit card	$91,092	$97,120	$90,955	$88,581	$84,561	(6)%	8%
International card businesses	8,121	8,432	8,246	8,323	8,138	(4)	—
Total credit card	99,213	105,552	99,201	96,904	92,699	(6)	7
Consumer banking:
Auto	49,771	47,916	46,311	44,502	42,714	4	17
Home loan	20,738	21,584	22,448	23,358	24,343	(4)	(15)
Retail banking	3,473	3,554	3,526	3,555	3,534	(2)	(2)
Total consumer banking	73,982	73,054	72,285	71,415	70,591	1	5
Commercial banking:
Commercial and multifamily real estate	27,218	26,609	26,507	26,341	25,559	2	6
Commercial and industrial	39,638	39,824	39,432	39,313	38,102	—	4
Total commercial lending	66,856	66,433	65,939	65,654	63,661	1	5
Small-ticket commercial real estate	464	483	518	548	580	(4)	(20)
Total commercial banking	67,320	66,916	66,457	66,202	64,241	1	5
Other loans	73	64	76	82	82	14	(11)
Total loans held for investment	$240,588	$245,586	$238,019	$234,603	$227,613	(2)	6
Loans Held For Investment (Average)
Credit card:
Domestic credit card	$93,034	$92,623	$89,763	$85,981	$85,148	—	9%
International card businesses	8,135	8,168	8,253	8,401	7,839	—	4
Total credit card	101,169	100,791	98,016	94,382	92,987	—	9
Consumer banking:
Auto	48,673	47,126	45,355	43,605	41,962	3%	16
Home loan	21,149	21,984	22,852	23,835	24,781	(4)	(15)
Retail banking	3,509	3,549	3,520	3,548	3,553	(1)	(1)
Total consumer banking	73,331	72,659	71,727	70,988	70,296	1	4
Commercial banking:
Commercial and multifamily real estate	26,587	26,445	26,154	25,661	25,015	1	6
Commercial and industrial	39,877	39,573	39,346	38,713	37,762	1	6
Total commercial lending	66,464	66,018	65,500	64,374	62,777	1	6
Small-ticket commercial real estate	474	497	534	564	598	(5)	(21)
Total commercial banking	66,938	66,515	66,034	64,938	63,375	1	6
Other loans	67	62	66	71	78	8	(14)
Total average loans held for investment	$241,505	$240,027	$235,843	$230,379	$226,736	1	7

						2017 Q1 vs.
	2017 Q1	2016 Q4	2016 Q3	2016 Q2	2016 Q1	2016 Q4		2016 Q1
Net Charge-Off (Recovery) Rates
Credit card:
Domestic credit card	5.14%	4.66%	3.74%	4.07%	4.16%	48	bps	98	bps
International card businesses	3.69	3.35	3.18	3.54	3.24	34		45
Total credit card	5.02	4.56	3.70	4.02	4.09	46		93
Consumer banking:
Auto	1.64	2.07	1.85	1.20	1.60	(43)		4
Home loan	0.03	0.08	0.03	0.09	0.05	(5)		(2)
Retail banking	1.92	1.73	1.75	1.26	1.36	19		56
Total consumer banking	1.19	1.45	1.26	0.83	1.04	(26)		15
Commercial banking:
Commercial and multifamily real estate	—	(0.02)	0.01	(0.02)	(0.01)	**		**
Commercial and industrial	0.22	0.80	1.09	0.62	0.49	(58)		(27)
Total commercial lending	0.13	0.47	0.66	0.37	0.29	(34)		(16)
Small-ticket commercial real estate	1.05	(0.02)	0.74	0.33	0.13	**		92
Total commercial banking	0.14	0.47	0.66	0.37	0.29	(33)		(15)
Total net charge-offs	2.50	2.48	2.10	2.01	2.08	2		42
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	3.71%	3.95%	3.68%	3.14%	3.09%	(24	)bps	62	bps
International card businesses	3.39	3.36	3.33	3.24	3.32	3		7
Total credit card	3.68	3.91	3.65	3.15	3.11	(23)		57
Consumer banking:
Auto	5.03	6.12	5.67	5.59	5.14	(109)		(11)
Home loan	0.15	0.20	0.19	0.14	0.14	(5)		1
Retail banking	0.59	0.70	0.59	0.62	0.61	(11)		(2)
Total consumer banking	3.45	4.10	3.72	3.56	3.19	(65)		26
Nonperforming Loans and Nonperforming Assets Rates(1)(2)
Credit card:
International card businesses	0.47%	0.50%	0.53%	0.53%	0.59%	(3	)bps	(12	)bps
Total credit card	0.04	0.04	0.04	0.05	0.05	—		(1)
Consumer banking:
Auto	0.36	0.47	0.43	0.38	0.31	(11)		5
Home loan	1.27	1.26	1.23	1.24	1.26	1		1
Retail banking	0.82	0.86	1.05	0.89	0.83	(4)		(1)
Total consumer banking	0.64	0.72	0.71	0.69	0.66	(8)		(2)
Commercial banking:
Commercial and multifamily real estate	0.13	0.11	0.08	0.10	0.12	2		1
Commercial and industrial	2.02	2.48	2.44	2.58	2.66	(46)		(64)
Total commercial lending	1.25	1.53	1.49	1.59	1.64	(28)		(39)
Small-ticket commercial real estate	1.65	0.85	2.13	1.59	1.11	80		54
Total commercial banking	1.25	1.53	1.50	1.59	1.63	(28)		(38)
Total nonperforming loans	0.57	0.65	0.66	0.68	0.69	(8)		(12)
Total nonperforming assets	0.66	0.76	0.77	0.80	0.83	(10)		(17)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Loan and Lease Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended March 31, 2017
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Home Loan	Retail Banking	Total Consumer Banking	Commercial Banking	Other(3)	Total
Allowance for loan and lease losses:
Balance as of December 31, 2016	$4,229	$377	$4,606	$957	$65	$80	$1,102	$793	$2	$6,503
Charge-offs	(1,484)	(117)	(1,601)	(339)	(4)	(21)	(364)	(26)	—	(1,991)
Recoveries	288	42	330	140	2	4	146	3	2	481
Net charge-offs	(1,196)	(75)	(1,271)	(199)	(2)	(17)	(218)	(23)	2	(1,510)
Provision (benefit) for loan and lease losses	1,637	80	1,717	270	(3)	12	279	(6)	(2)	1,988
Allowance build (release) for loan and lease losses	441	5	446	71	(5)	(5)	61	(29)	—	478
Other changes(4)	—	6	6	—	—	—	—	(3)	—	3
Balance as of March 31, 2017	4,670	388	5,058	1,028	60	75	1,163	761	2	6,984
Reserve for unfunded lending commitments:
Balance as of December 31, 2016	—	—	—	—	—	7	7	129	—	136
Provision for losses on unfunded lending commitments	—	—	—	—	—	—	—	4	—	4
Balance as of March 31, 2017	—	—	—	—	—	7	7	133	—	140
Combined allowance and reserve as of March 31, 2017	$4,670	$388	$5,058	$1,028	$60	$82	$1,170	$894	$2	$7,124

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended March 31, 2017
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking	Other	Total
Net interest income	$3,346	$1,517	$566	$45	$5,474
Non-interest income	738	195	158	(30)	1,061
Total net revenue(5)	4,084	1,712	724	15	6,535
Provision (benefit) for credit losses	1,717	279	(2)	(2)	1,992
Non-interest expense	1,929	1,042	391	72	3,434
Income (loss) from continuing operations before income taxes	438	391	335	(55)	1,109
Income tax provision (benefit)	167	143	122	(118)	314
Income from continuing operations, net of tax	$271	$248	$213	$63	$795

	Three Months Ended December 31, 2016
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking	Other	Total
Net interest income	$3,353	$1,498	$565	$31	$5,447
Non-interest income	849	166	175	(71)	1,119
Total net revenue(5)	4,202	1,664	740	(40)	6,566
Provision (benefit) for credit losses	1,322	365	66	(1)	1,752
Non-interest expense	2,073	1,109	393	104	3,679
Income (loss) from continuing operations before income taxes	807	190	281	(143)	1,135
Income tax provision (benefit)	295	70	102	(125)	342
Income (loss) from continuing operations, net of tax	$512	$120	$179	$(18)	$793

	Three Months Ended March 31, 2016
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking	Other	Total
Net interest income	$3,033	$1,420	$537	$66	$5,056
Non-interest income	847	191	118	8	1,164
Total net revenue(5)	3,880	1,611	655	74	6,220
Provision (benefit) for credit losses	1,071	230	228	(2)	1,527
Non-interest expense	1,863	990	322	48	3,223
Income from continuing operations before income taxes	946	391	105	28	1,470
Income tax provision (benefit)	337	142	38	(65)	452
Income from continuing operations, net of tax	$609	$249	$67	$93	$1,018

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2017 Q1 vs.
	2017	2016	2016	2016	2016	2016		2016
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Credit Card
Earnings:
Net interest income	$3,346	$3,353	$3,204	$3,045	$3,033	—		10%
Non-interest income	738	849	825	859	847	(13)%		(13)
Total net revenue	4,084	4,202	4,029	3,904	3,880	(3)		5
Provision for credit losses	1,717	1,322	1,272	1,261	1,071	30		60
Non-interest expense	1,929	2,073	1,884	1,883	1,863	(7)		4
Income from continuing operations before income taxes	438	807	873	760	946	(46)		(54)
Income tax provision	167	295	318	276	337	(43)		(50)
Income from continuing operations, net of tax	$271	$512	$555	$484	$609	(47)		(56)
Selected performance metrics:
Period-end loans held for investment	$99,213	$105,552	$99,201	$96,904	$92,699	(6)		7
Average loans held for investment	101,169	100,791	98,016	94,382	92,987	—		9
Average yield on loans held for investment(6)	14.99%	14.93%	14.68%	14.49%	14.60%	6	bps	39	bps
Total net revenue margin(7)	16.14	16.68	16.44	16.55	16.69	(54)		(55)
Net charge-off rate	5.02	4.56	3.70	4.02	4.09	46		93
30+ day performing delinquency rate	3.68	3.91	3.65	3.15	3.11	(23)		57
30+ day delinquency rate	3.71	3.94	3.69	3.18	3.15	(23)		56
Nonperforming loan rate(1)	0.04	0.04	0.04	0.05	0.05	—		(1)
PCCR intangible amortization	$44	$58	$62	$67	$70	(24)%		(37)%
Purchase volume(8)	73,197	82,824	78,106	78,019	68,189	(12)		7

						2017 Q1 vs.
	2017	2016	2016	2016	2016	2016		2016
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Domestic Card
Earnings:
Net interest income	$3,093	$3,090	$2,956	$2,769	$2,756	—		12%
Non-interest income	699	791	759	792	774	(12)%		(10)
Total net revenue	3,792	3,881	3,715	3,561	3,530	(2)		7
Provision for credit losses	1,637	1,229	1,190	1,164	972	33		68
Non-interest expense	1,717	1,859	1,696	1,669	1,671	(8)		3
Income from continuing operations before income taxes	438	793	829	728	887	(45)		(51)
Income tax provision	160	288	302	265	323	(44)		(50)
Income from continuing operations, net of tax	$278	$505	$527	$463	$564	(45)		(51)
Selected performance metrics:
Period-end loans held for investment	$91,092	$97,120	$90,955	$88,581	$84,561	(6)		8
Average loans held for investment	93,034	92,623	89,763	85,981	85,148	—		9
Average yield on loans held for investment(6)	15.01%	14.91%	14.71%	14.40%	14.43%	10	bps	58	bps
Total net revenue margin(7)	16.30	16.76	16.55	16.57	16.58	(46)		(28)
Net charge-off rate	5.14	4.66	3.74	4.07	4.16	48		98
30+ day delinquency rate	3.71	3.95	3.68	3.14	3.09	(24)		62
Purchase volume(8)	$66,950	$75,639	$71,331	$71,050	$62,617	(11)%		7%
Refreshed FICO scores:(9)
Greater than 660	63%	64%	64%	65%	65%	(1)		(2)
660 or below	37	36	36	35	35	1		2
Total	100%	100%	100%	100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2017 Q1 vs.
	2017	2016	2016	2016	2016	2016		2016
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Consumer Banking
Earnings:
Net interest income	$1,517	$1,498	$1,472	$1,439	$1,420	1%		7%
Non-interest income	195	166	201	175	191	17		2
Total net revenue	1,712	1,664	1,673	1,614	1,611	3		6
Provision for credit losses	279	365	256	204	230	(24)		21
Non-interest expense	1,042	1,109	1,034	1,006	990	(6)		5
Income from continuing operations before income taxes	391	190	383	404	391	106		—
Income tax provision	143	70	139	147	142	104		1
Income from continuing operations, net of tax	$248	$120	$244	$257	$249	107		—
Selected performance metrics:
Period-end loans held for investment	$73,982	$73,054	$72,285	$71,415	$70,591	1		5
Average loans held for investment	73,331	72,659	71,727	70,988	70,296	1		4
Average yield on loans held for investment(6)	6.48%	6.50%	6.41%	6.28%	6.18%	(2	)bps	30	bps
Auto loan originations	$7,025	$6,542	$6,804	$6,529	$5,844	7%		20%
Period-end deposits	188,216	181,917	178,793	176,340	177,803	3		6
Average deposits	183,936	180,019	177,402	176,808	174,254	2		6
Average deposits interest rate	0.57%	0.57%	0.56%	0.55%	0.54%	—		3	bps
Net charge-off rate	1.19	1.45	1.26	0.83	1.04	(26	)bps	15
30+ day performing delinquency rate	3.45	4.10	3.72	3.56	3.19	(65)		26
30+ day delinquency rate	3.93	4.67	4.26	4.07	3.67	(74)		26
Nonperforming loan rate(1)	0.64	0.72	0.71	0.69	0.66	(8)		(2)
Nonperforming asset rate(2)	0.92	1.09	0.98	0.96	0.95	(17)		(3)
Auto—At origination FICO scores:(10)
Greater than 660	51%	52%	51%	51%	51%	(1)%		—
621 - 660	18	17	17	17	17	1		1%
620 or below	31	31	32	32	32	—		(1)
Total	100%	100%	100%	100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2017 Q1 vs.
	2017	2016	2016	2016	2016	2016		2016
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Commercial Banking
Earnings:
Net interest income	$566	$565	$555	$559	$537	—		5%
Non-interest income	158	175	156	129	118	(10)%		34
Total net revenue(5)	724	740	711	688	655	(2)		11
Provision (benefit) for credit losses	(2)	66	61	128	228	**		**
Non-interest expense	391	393	349	343	322	(1)		21
Income from continuing operations before income taxes	335	281	301	217	105	19		219
Income tax provision	122	102	110	79	38	20		221
Income from continuing operations, net of tax	$213	$179	$191	$138	$67	19		218
Selected performance metrics:
Period-end loans held for investment	$67,320	$66,916	$66,457	$66,202	$64,241	1		5
Average loans held for investment	66,938	66,515	66,034	64,938	63,375	1		6
Average yield on loans held for investment(5)(6)	3.65%	3.55%	3.50%	3.45%	3.38%	10	bps	27	bps
Period-end deposits	$33,735	$33,866	$33,611	$34,281	$33,383	—		1%
Average deposits	34,219	34,029	33,498	33,764	34,076	1%		—
Average deposits interest rate	0.31%	0.30%	0.30%	0.27%	0.27%	1	bps	4	bps
Net charge-off rate	0.14	0.47	0.66	0.37	0.29	(33)		(15)
Nonperforming loan rate(1)	1.25	1.53	1.50	1.59	1.63	(28)		(38)
Nonperforming asset rate(2)	1.27	1.54	1.51	1.60	1.64	(27)		(37)
Risk category:(11)
Noncriticized	$63,390	$62,828	$62,336	$61,926	$59,663	1%		6%
Criticized performing	2,492	2,453	2,473	2,456	2,595	2		(4)
Criticized nonperforming	844	1,022	994	1,050	1,050	(17)		(20)
PCI loans	594	613	654	770	933	(3)		(36)
Total commercial loans	$67,320	$66,916	$66,457	$66,202	$64,241	1		5
Risk category as a percentage of period-end loans held for investment:(11)
Noncriticized	94.2%	93.9%	93.8%	93.5%	92.9%	30	bps	130	bps
Criticized performing	3.7	3.7	3.7	3.7	4.0	—		(30)
Criticized nonperforming	1.2	1.5	1.5	1.6	1.6	(30)		(40)
PCI loans	0.9	0.9	1.0	1.2	1.5	—		(60)
Total commercial loans	100.0%	100.0%	100.0%	100.0%	100.0%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2017 Q1 vs.
	2017	2016	2016	2016	2016	2016	2016
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Other
Earnings:
Net interest income	$45	$31	$46	$50	$66	45%	(32)%
Non-interest income	(30)	(71)	2	(2)	8	(58)	**
Total net revenue (loss)(5)	15	(40)	48	48	74	**	(80)
Benefit for credit losses	(2)	(1)	(1)	(1)	(2)	100	—
Non-interest expense	72	104	94	63	48	(31)	50
Income (loss) from continuing operations before income taxes	(55)	(143)	(45)	(14)	28	(62)	**
Income tax benefit	(118)	(125)	(71)	(78)	(65)	(6)	82
Income (loss) from continuing operations, net of tax	$63	$(18)	$26	$64	$93	**	(32)
Selected performance metrics:
Period-end loans held for investment	$73	$64	$76	$82	$82	14	(11)
Average loans held for investment	67	62	66	71	78	8	(14)
Period-end deposits	19,231	20,985	13,577	10,438	10,593	(8)	82
Average deposits	20,395	18,156	11,351	10,574	10,850	12	88
Total
Earnings:
Net interest income	$5,474	$5,447	$5,277	$5,093	$5,056	—	8%
Non-interest income	1,061	1,119	1,184	1,161	1,164	(5)%	(9)
Total net revenue	6,535	6,566	6,461	6,254	6,220	—	5
Provision for credit losses	1,992	1,752	1,588	1,592	1,527	14	30
Non-interest expense	3,434	3,679	3,361	3,295	3,223	(7)	7
Income from continuing operations before income taxes	1,109	1,135	1,512	1,367	1,470	(2)	(25)
Income tax provision	314	342	496	424	452	(8)	(31)
Income from continuing operations, net of tax	$795	$793	$1,016	$943	$1,018	—	(22)
Selected performance metrics:
Period-end loans held for investment	$240,588	$245,586	$238,019	$234,603	$227,613	(2)	6
Average loans held for investment	241,505	240,027	235,843	230,379	226,736	1	7
Period-end deposits	241,182	236,768	225,981	221,059	221,779	2	9
Average deposits	238,550	232,204	222,251	221,146	219,180	3	9

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Loan, Allowance and Business Segment Disclosures (Tables 7—13)

(1)	Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category.

(2)
Nonperforming assets consist of nonperforming loans, real estate owned (“REO”) and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, REO and other foreclosed assets. Prior to Q4 2016, the nonperforming asset rate for our Consumer Banking business excluded the impact of REOs related to our acquired home loan portfolio which, if included, would increase the nonperforming asset rate by approximately 10 basis points in each of the prior periods presented.

(3)	Primarily consists of the legacy loan portfolio of our discontinued GreenPoint mortgage operations.

(4)	Represents foreign currency translation adjustments and the net impact of loan transfers and sales.

(5)
Some of our tax-related commercial investments generate tax-exempt income or tax credits. Accordingly, we make certain reclassifications within our Commercial Banking business results to present revenues and yields on a taxable-equivalent basis, calculated assuming an effective tax rate approximately equal to our federal statutory tax rate of 35% with offsetting reclassifications to the Other category.

(6)
Average yield on loans held for investment is calculated based on annualized interest income for the period divided by average loans held for investment during the period for the respective loan category. Annualized interest income is computed based on the effective yield of the respective loan category and does not include any allocations, such as funds transfer pricing.

(7)	Total net revenue margin is calculated based on annualized total net revenue for the period divided by average loans held for investment during the period for the respective loan category.

(8)	Includes purchase transactions, net of returns, for the period for loans both classified as held for investment and held for sale. Excludes cash advance and balance transfer transactions.

(9)
Percentages represent period-end loans held for investment in each credit score category. Domestic card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.

(10)
Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.

(11)	Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.

**	Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Regulatory Capital Metrics
Common equity excluding AOCI	$44,614	$44,103	$44,214	$44,572	$44,452
Adjustments:
AOCI(2)(3)	(807)	(674)	199	332	117
Goodwill, net of related deferred tax liabilities	(14,302)	(14,307)	(14,288)	(14,296)	(14,301)
Intangible assets, net of related deferred tax liabilities(3)	(465)	(384)	(435)	(483)	(532)
Other	121	65	(498)	(639)	(505)
Common equity Tier 1 capital	$29,161	$28,803	$29,192	$29,486	$29,231
Tier 1 capital	$33,519	$33,162	$33,069	$32,780	$32,525
Total capital(4)	40,979	40,817	40,564	38,767	38,399
Risk-weighted assets	279,229	285,756	275,198	269,667	262,368
Adjusted average assets(5)	337,134	335,835	328,627	319,968	317,403
Capital Ratios
Common equity Tier 1 capital(6)	10.4%	10.1%	10.6%	10.9%	11.1%
Tier 1 capital(7)	12.0	11.6	12.0	12.2	12.4
Total capital(8)	14.7	14.3	14.7	14.4	14.6
Tier 1 leverage(5)	9.9	9.9	10.1	10.2	10.2
Tangible common equity (“TCE”)(9)	8.5	8.1	8.8	9.0	9.1

Reconciliation of Non-GAAP Measures
We report certain non-GAAP measures that management uses in assessing its capital adequacy and the level of return generated. These non-GAAP measures consist of selected adjusted results, tangible common equity (“TCE”), tangible assets and metrics computed using these amounts, which include tangible book value per common share, return on average tangible assets, return on average TCE and TCE ratio. We consider these metrics key financial performance measures. While our non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly-titled measures reported by other companies. The tables below present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP. The results for Q1 2016 are not presented below as there were no adjustments to our reported results.

	2017				2016				2016				2016				Year Ended December 31,
	Q1				Q4				Q3				Q2				2016
(Dollars in millions, except per share data and as noted)	Reported Results	Adj.(10)		Adjusted Results	Reported Results	Adj.(10)		Adjusted Results	Reported Results	Adj.(10)		Adjusted Results	Reported Results	Adj.(10)		Adjusted Results	Reported Results	Adj.(10)		Adjusted Results
Selected income statement data:
Net interest income	$5,474	$33		$5,507	$5,447	$13		$5,460	$5,277	$34		$5,311	$5,093	$7		$5,100	$20,873	$54		$20,927
Non-interest income	1,061	37		1,098	1,119	14		1,133	1,184	13		1,197	1,161	8		1,169	4,628	35		4,663
Total net revenue	6,535	70		6,605	6,566	27		6,593	6,461	47		6,508	6,254	15		6,269	25,501	89		25,590
Provision for credit losses	1,992	—		1,992	1,752	—		1,752	1,588	—		1,588	1,592	—		1,592	6,459	—		6,459
Non-interest expense	3,434	(29)		3,405	3,679	(45)		3,634	3,361	(16)		3,345	3,295	(15)		3,280	13,558	(76)		13,482
Income from continuing operations before income taxes	1,109	99		1,208	1,135	72		1,207	1,512	63		1,575	1,367	30		1,397	5,484	165		5,649
Income tax provision (benefit)	314	(1)		313	342	10		352	496	—		496	424	(7)		417	1,714	3		1,717
Income from continuing operations, net of tax	795	100		895	793	62		855	1,016	63		1,079	943	37		980	3,770	162		3,932
Income (loss) from discontinued operations, net of tax	15	—		15	(2)	—		(2)	(11)	—		(11)	(1)	—		(1)	(19)	—		(19)
Net income	810	100		910	791	62		853	1,005	63		1,068	942	37		979	3,751	162		3,913
Net income available to common stockholders	752	100		852	710	62		772	962	63		1,025	871	37		908	3,513	162		3,675
Selected performance metrics:
Diluted EPS(11)	$1.54	$0.21		$1.75	$1.45	$0.13		$1.58	$1.90	$0.13		$2.03	$1.69	$0.07		$1.76	$6.89	$0.32		$7.21
Efficiency ratio	52.55%	(100	)bps	51.55%	56.03%	(91	)bps	55.12%	52.02%	(62	)bps	51.40%	52.69%	(37	)bps	52.32%	53.17%	(49	)bps	52.68%

	2017	2016	2016	2016	2016
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1
Tangible Common Equity (Period-End)
Stockholders’ equity	$48,040	$47,514	$48,213	$48,108	$47,707
Goodwill and intangible assets(12)	(15,360)	(15,420)	(15,475)	(15,553)	(15,629)
Noncumulative perpetual preferred stock	(4,360)	(4,360)	(3,877)	(3,294)	(3,296)
Tangible common equity	$28,320	$27,734	$28,861	$29,261	$28,782
Tangible Common Equity (Average)
Stockholders’ equity	$48,193	$47,972	$49,033	$48,934	$49,078
Goodwill and intangible assets(12)	(15,395)	(15,455)	(15,507)	(15,585)	(15,654)
Noncumulative perpetual preferred stock	(4,360)	(4,051)	(3,719)	(3,294)	(3,296)
Tangible common equity	$28,438	$28,466	$29,807	$30,055	$30,128
Tangible Assets (Period-End)
Total assets	$348,549	$357,033	$345,061	$339,117	$330,346
Goodwill and intangible assets(12)	(15,360)	(15,420)	(15,475)	(15,553)	(15,629)
Tangible assets	$333,189	$341,613	$329,586	$323,564	$314,717
Tangible Assets (Average)
Total assets	$351,641	$350,225	$343,153	$334,479	$331,919
Goodwill and intangible assets(12)	(15,395)	(15,455)	(15,507)	(15,585)	(15,654)
Tangible assets	$336,246	$334,770	$327,646	$318,894	$316,265
_________

(1)	Regulatory capital metrics and capital ratios as of March 31, 2017 are preliminary and therefore subject to change.

(2)	Amounts presented are net of tax.

(3)	Amounts based on transition provisions for regulatory capital deductions and adjustments of 60% for 2016 and 80% for 2017.

(4)	Total capital equals the sum of Tier 1 capital and Tier 2 capital.

(5)
Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.

(6)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.

(7)	Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.

(8)	Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.

(9)	TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets.

(10)
In Q1 2017, we recorded a build in the U.K. Payment Protection Insurance customer refund reserve (“U.K. PPI Reserve”) of $99 million. In Q4 2016, we recorded charges totaling $72 million consisting of a build in the U.K. PPI Reserve of $44 million and an impairment associated with certain acquired intangible and software assets of $28 million. In Q3 2016, we recorded a build in the U.K. PPI Reserve of $63 million. In Q2 2016, we recorded charges totaling $30 million associated with a build of $54 million in the U.K. PPI Reserve, partially offset by a gain of $24 million related to the exchange of our ownership interest in Visa Europe with Visa Inc. as a result of Visa Inc.’s acquisition of Visa Europe. There were no adjustments to our reported results for Q1 2016.

(11)	Earnings per share is computed independently for each period. Accordingly, the sum of each quarter amount may not agree to the year-to-date total.

(12)	Includes impact of related deferred taxes.